UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 14, 2006
LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24274 (Commission File Number)	33-0361285 (IRS Employer Identification No.)
6455 Nancy Ridge Drive
San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 452-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     The information contained in Item 5.02 concerning the Employment Agreement with Deirdre Y. Gillespie, M.D. and the Separation Agreement with Steven B. Engle is incorporated herein by reference.
     The information contained in Item 8.01 concerning the compensation of Craig R. Smith, M.D. as Chairman of the Board of Directors (the “Board”) of La Jolla Pharmaceutical Company (the “Company”) is incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On March 14, 2006, the Board accepted the resignation of Steven B. Engle as Chairman and Chief Executive Officer and, on March 15, 2006, appointed Deirdre Y. Gillespie, M.D. to serve as the new Chief Executive Officer and a director of the Company.
     Dr. Gillespie, 49, previously served as the President and Chief Executive Officer of Oxxon Therapeutics, Inc., a privately held pharmaceutical company, from 2001 to 2005. Prior to that, she served as Chief Operating Officer of Vical, Inc. from 2000 to 2001 and Executive Vice President & Chief Business Officer from 1998 to 2000. Dr. Gillespie also held a number of positions at DuPont Merck Pharmaceutical Company, including Vice President of Marketing from 1991 to 1996. She currently serves as a Trustee of The Forsyth Institute and an Advisory Board Member of The Communications Strategy Group Inc. Dr. Gillespie received her M.B.A. from the London Business School and her M.D. and B.Sc. from London University.
     On March 15, 2006, the Company entered into an Employment Agreement with Dr. Gillespie, which provides for: (i) an annual base salary of $375,000; (ii) a signing bonus of $50,000; (iii) a non-guaranteed annual bonus with a target amount equal to 40% of her annual base salary (the exact amount to be determined each year based on Dr. Gillespie’s and the Company’s performance with respect to performance objectives established by the compensation committee); (iv) a grant of options to purchase 800,000 shares of common stock of the Company, with 200,000 of the options vesting on the first anniversary of the date of the agreement and 1/36th of the remaining 600,000 options vesting each month thereafter; (v) $30,000 for moving expenses incurred in connection with Dr. Gillespie’s relocation to the San Diego area, reimbursement for reasonable costs incurred for temporary housing in the San Diego area for a period of up to six months, and reimbursement of up to $50,000 in selling expenses if Dr. Gillespie enters into an agreement to sell her current home within one year of the effective date of employment; and (vi) severance benefits in qualifying circumstances equal to one times the amount of her annual base salary (subject to review and adjustment by the Board after one year of service).
     On March 17, 2006, the Company entered into a Separation Agreement with Mr. Engle, which provides for: (i) a severance payment equal to two times his annual base salary as of the date of his resignation; (ii) an additional payment equal to two times his monthly base salary as consideration for working with management and the Board to accomplish a smooth transition; (iii) medical, dental and life insurance coverage for him and his family until the earlier of (A) 24 months from the date of his resignation or (B) such time as he receives similar paid coverage from another employer; (iv) reasonable office space and administrative assistance until the earlier of (A) six months after the date of resignation or (B) such time as he finds alternate employment; (v) the immediate vesting of all outstanding options, which options will become fully exercisable as of the date of resignation and will remain exercisable for a period equal to the remaining term of the outstanding options; and (vi) the immediate lapsing of the Company’s repurchase right with respect to all shares of restricted stock held by Mr. Engle.
     Copies of the Employment Agreement with Dr. Gillespie, the Separation Agreement with Mr. Engle and the press release announcing Mr. Engle’s resignation and the appointment of Dr. Gillespie as Chief Executive Officer are attached hereto as Exhibits 10.1, 10.2 and 99.1, respectively, and they are incorporated by reference herein.

Item 8.01 Other Events.
      Effective March 15, 2006, following the resignation of Steven B. Engle as Chairman and Chief Executive Officer, the Board appointed Craig R. Smith, M.D., a current independent director, to serve as the Chairman of the Board. As Chairman, Dr. Smith will take over the responsibilities currently carried out by the Company’s Lead Independent Director, Stephen M. Martin, who will remain on the Board. In light of the appointment of an independent director as Chairman, the position of lead independent director will be suspended.
      In connection with the appointment of Dr. Smith as Chairman, the Board approved the following compensation arrangements:
•	Dr. Smith will receive an annual retainer of $25,000;

•	Dr. Smith will receive $3,000 per day plus out-of-pocket expenses incurred in connection with his performance of his Chairman duties during the transition to the new CEO;

•	Dr. Smith received a one-time grant of non-qualified stock options to purchase 10,000 shares of common stock of the Company at an exercise price equal to the fair market value of a share of common stock on the date Dr. Smith was appointed Chairman. These options vest and become exercisable upon the first anniversary of the grant date;

•	immediately after the 2006 annual meeting of stockholders, Dr. Smith will automatically receive a grant of additional non-qualified stock options to purchase up to 10,000 shares of common stock of the Company. These options will vest and become exercisable upon the first anniversary of the grant date and will have an exercise price equal to the fair market value of the common stock of the Company on the date of grant;

•	beginning with the 2007 annual meeting of stockholders, the Chairman will, upon being re-elected to the Board or continuing to serve as a director, be granted non-qualified stock options to purchase 20,000 shares of common stock of the Company;

•	Dr. Smith received a one-time grant of 20,000 shares of restricted common stock of the Company, which vest with respect to 10,000 shares six months after the grant date and with respect to the remaining 10,000 shares upon the first anniversary of the grant date; and

•	Dr. Smith will be granted shares of common stock of the Company equal in value to the tax liability assessed upon the vesting of the shares of restricted common stock granted upon Dr. Smith’s appointment as Chairman (based on the fair market value of the Company’s common stock on the date of the tax event).
The foregoing payments and grants are in addition to all other compensation and grants that the Chairman receives for his service on the Board and its committees.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Employment Agreement, dated March 15, 2006, by and between the Company and Deirdre Y. Gillespie

10.2	Separation Agreement, dated March 17, 2006, by and between the Company and Steven B. Engle

99.1	Press Release, dated March 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2006

LA JOLLA PHARMACEUTICAL COMPANY

	By:	/s/ Gail A. Sloan

Gail A. Sloan
Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated March 15, 2006, by and between the Company and Deirdre Y. Gillespie

10.2	Separation Agreement, dated March 17, 2006, by and between the Company and Steven B. Engle

99.1	Press Release, dated March 15, 2006